SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FNBH BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐ Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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FNBH BANCORP, INC.

101 East Grand River
Howell, Michigan 48843

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 28, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNBH Bancorp, Inc. (the "Company"), a Michigan corporation, will be held on Thursday, May 28, 2015, at 10:00 a.m. at the Main Office of First National Bank in Howell, 101 East Grand River, Howell, Michigan. This meeting is being held for the following purposes:

1.	To elect two directors for three-year terms expiring in 2018 and to elect one director for a one-year term expiring in 2016;

2.	To participate in an advisory (non-binding) vote to approve the compensation of our executives, as disclosed in this proxy statement; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has fixed April 14, 2015, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2015.

The accompanying Proxy Statement and the 2014 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/17271 and under the "Investor Relations" tab on our website (www.fnbh.com).

Whether or not you return a proxy card, you are invited to attend the Annual Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact Maribeth Campbell at (517) 540-6346 or mcampbell@fnbh.com.

By order of the Board of Directors /s/ Maribeth Campbell MARIBETH CAMPBELL, Secretary

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy card, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy card.

Dated: April 28, 2015

FNBH BANCORP, INC.
101 E. Grand River
Howell, Michigan 48843

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of FNBH Bancorp, Inc. (the "Company"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 28, 2015, at 10:00 a.m., at the Main Office of First National Bank in Howell (the "Bank"), 101 East Grand River, Howell, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

VOTING AT THE MEETING

This Proxy Statement and form of proxy are being mailed on or about April 28, 2015 to all holders of record of voting stock of the Company as of the record date. Our Board of Directors has fixed the close of business on April 14, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The Company has only one class of common stock, of which there were 27,770,423 shares outstanding as of the record date. Each outstanding share of common stock will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Board.

If a proxy in the enclosed form is properly executed and returned to the Company, the shares represented by the proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the election of the nominees named in the Proxy Statement, FOR the proposal to approve the compensation of our executives (on an advisory basis), and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. All shareholders are encouraged to date and sign the enclosed proxy card, indicate your choice with respect to the matters to be voted upon, and return it to the Company.

To vote by telephone, shareholders of record (shareholders who have been issued a certificate or information statement representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437) and follow the recorded instructions. To vote by Internet, go to the site http://www.voteproxy.com and follow the instructions provided.

If your shares are held through a bank or a broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Simply follow the instructions on your voting form, using either the toll-free telephone number or the Internet address that is listed.

A proxy may be revoked prior to its exercise by delivering a written notice of revocation to our Secretary, executing a subsequent proxy, or attending the meeting and voting in person. Attendance at the meeting does not, however, automatically serve to revoke a proxy.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Annual Meeting. In that case, if you would like to cast a vote in person, you should request a proxy form directly from your bank or broker and bring it with you to the meeting.

This Proxy Statement, including the Notice of Annual Meeting of Shareholders and proxy card, along with our Annual Report on Form 10-K is available at www.astproxyportal.com/ast/17271 and also under the "Investor Relations" tab of our website (www.fnbh.com).

1

ELECTION OF DIRECTORS

Our Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three-year terms of office. We currently have six directors, who are identified on the next page. The terms of two of our directors, Stanley B. Dickson, Jr. and Ronald L. Long, expire at the Annual Meeting of Shareholders to be held on May 28, 2015. Mr. Long and Mr. Stan Dickson have been nominated for re-election to serve a term expiring at the 2018 Annual Meeting of Shareholders.

In addition, Mr. William Dickson was appointed to the Board of Directors by the Board of Directors on May 22, 2014, to serve until subject to election by shareholders at the 2015 Annual Meeting of Shareholders. In order to keep the three classes of directors of nearly equal size, Mr. William Dickson is being nominated for a term to expire at the 2016 Annual Meeting of Shareholders.

More information regarding these nominees and the other directors of the Company is set forth below.

Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the proxy will vote for the nominees named above and, in the event any such nominee becomes unavailable (which is not anticipated), for such substitute nominee as is designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast on this matter.

The Board of Directors recommends a vote FOR the election of the persons nominated by the Board.

2

INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

The following information relating to the principal occupation or employment and the qualifications of our directors has been furnished to the Company by the respective directors. Each of these persons has been engaged in the occupations stated below for more than five years, unless noted. Other than Mr. William Dickson (who only joined our Board last year), each of our directors has made a meaningful investment in the Company and has, over the past several years, dedicated a significant amount of time and effort to recapitalizing the Company and working to otherwise cause the Bank to comply with the requirements of the Consent Order between the Bank and its primary federal regulator, as previously disclosed in filings made by the Company with the Securities and Exchange Commission ("SEC").

Name	Principal Occupation and Qualifications	Age	Director of Company Since(1)
	Directors Whose Terms Expire in 2015; Nominees for Terms Expiring in 2018
Stanley B. Dickson, Jr.(3)	Attorney and Certified Public Accountant (CPA) with Dickson & Associates PC since 1980. The Board of Directors appointed Mr. Dickson as a director of the Bank in 2009 and as a director of the Company effective March 25, 2010. Mr. Dickson was appointed Vice Chairman of the Company's Board of Directors in January 2011. Mr. Dickson has made very significant investments in the Company and currently is the beneficial owner of approximately 38.8% of the Company's common stock. The Board believes that Mr. Dickson's significant stock ownership, successful business experience, and skills and qualifications as both a certified public accountant and an attorney make him particularly well-suited to serve as a director of the Company and the Bank.	62	2010

Ronald L. Long	President & CEO of the Company and the Bank; President of Independent Bank East Michigan from 1993 through September 2007; and SVP-Business Development, Independent Bank, from October 2007 through January 2008. Mr. Long is a large shareholder of the Company, a local resident of the Bank's primary market area, and active in community affairs. The Board believes it to be critical for the President & CEO of the Company to be a member of the Board of Directors and believes Mr. Long's vast experience within the banking industry, performance during his tenure with the Company, and demonstrated commitment to the community further qualify him as a director.	55	2008
	Director Whose Term Expires in 2015; Nominee for Term Expiring in 2016
William R. Dickson	Staff Accountant with Dickson & Associates PC since 2012. Prior to that, Mr. Dickson held various analyst positions with Citigroup and with e360 Power LLC, a commodities trading firm based in Houston. Mr. Dickson holds a B.A. from Kalamazoo College and a Master in Accounting from the University of Texas. He was appointed to the Board of Directors of the Company and the Bank in May of 2014. He is the son of Mr. Stan Dickson, and has been nominated to the Board pursuant to Mr. Stan Dickson's right to request such nomination pursuant to that certain Securities Purchase Agreement between Mr. Stan Dickson and the Company dated June 12, 2013. The Board of Directors supports the election of Mr. Will Dickson to the Board and believes his accounting and financial background, as well as the fresh perspective he brings as a new director, have served and will continue to serve the Board well.	28	2014
	Director Whose Term Expires in 2016
Timothy H. Corrigan	Vice President of Corrigan Oil Company in Brighton, Michigan. Mr. Corrigan was appointed to the Board of Directors of the Company in January 2011. Mr. Corrigan is a large shareholder of the Company. He is a highly successful businessman with insight and knowledge of the local economic market. Mr. Corrigan is an active and respected community leader. In light of the Bank's community banking model, the Board believes these attributes make Mr. Corrigan well-qualified to serve on the Board of Directors of the Company and the Bank.	50	2011

3

	Directors Whose Terms Expire in 2017
R. Michael Yost	Retired CEO of the MPY Group, LLC, from 2008 to 2014; Retired Managing Director, The Auto Club Group from 1981 to 2008. Mr. Yost is a long-standing director, having served on the Board since 1997. He is a large shareholder of the Company and is concerned with shareholder value. Mr. Yost is a successful local businessman and a respected, active community leader. Mr. Yost's strong ties to the community, his relationships within the Bank's primary market area, and the experience he has gained from serving on the Board for over 15 years make him well-qualified to serve on the Board of Directors of the Company and the Bank.	66	1997

Philip C. Utter(2)	President of Specialty Contract Carriers, Inc., a trucking company, since 1988, and President of Specialty Contract Brokerage, Inc., a freight brokerage company, since 1995. Mr. Utter was appointed to the Board of Directors of the Company in November 2009 and appointed as Chairman of the Company's Board of Directors in October 2010. Mr. Utter has a strong leadership style and is a successful local businessman and respected community leader. In addition, he is a significant shareholder of the Company and therefore has interests closely aligned with other shareholders of the Company. For these reasons, and in light of the Bank's community banking model, the Board believes Mr. Utter is well-qualified to serve as a director.	55	2009

(1)	All persons who are directors of the Company are also directors of the Bank.
(2)	Chairman of the Board of Directors of the Company and the Bank.
(3)	Vice Chairman of the Board of Directors of the Company and the Bank.

4

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Principles

Our Board of Directors is committed to sound and effective corporate governance practices. The Board has documented those practices in our Corporate Governance Guidelines. These Guidelines address director qualifications, director responsibilities, committee composition, periodic performance evaluations, director compensation, stock ownership guidelines and other corporate governance matters. These Corporate Governance Guidelines are available on our website at www.fnbh.com. To assist in its governance practices, the Board has established a number of standing committees, including an audit committee, compensation committee and a nominating and corporate governance committee. The charters of the audit committee, the compensation committee and the nominating and corporate governance committee are available on our website at www.fnbh.com.

Code of Ethics for CEO and Senior Financial Officers

The Board has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which includes the principal executive officer, principal financial officer and controller. This Code is posted on our website and can be obtained free of charge through the Company's Corporate Secretary at 101 East Grand River, Howell, Michigan 48843. Any changes to or waivers of this Code of Ethics will be disclosed on our website.

Determination of Independence of Board Members

The Board has determined that each person who served as a director during 2014, other than Ronald L. Long (current CEO), qualifies as an "Independent Director," as such term is defined in Nasdaq Marketplace Rule 5605(a)(2). The Board has also determined that each member of the three committees of the Board meets the independence requirements applicable to those committees as prescribed by the Nasdaq listing requirements, and, as to the audit committee, under the applicable rules of the Securities and Exchange Commission (SEC). Aside from Mr. Will Dickson being the son of Mr. Stan Dickson (as described above), there are no family relationships between or among the directors, the director nominee, or the executive officers of the Company.

Meeting Attendance

Each director is expected to attend all meetings of the Board, applicable committee meetings, and the Annual Meeting of Shareholders. During 2014, the Board held 13 meetings, and each director attended at least 75% of the aggregate number of meetings of our Board and the Board committees on which such director served. Each of the directors other than Mr. Yost (who was out of the state) attended the 2014 Annual Meeting of Shareholders.

Board Leadership Structure

The Company has historically separated the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for day to day leadership and performance of the Company, while the Chairman sets the agenda for Board meetings, presides over Board meetings, and provides general guidance to the CEO. The Company's Chairman, Mr. Utter, qualifies as an independent director.

In addition to this structure, the Board periodically meets in executive session, without the presence of management.

Board's Role in Risk Oversight

One of the functions of the Board of Directors is to oversee the risk management function of the Company and the Bank. The risk management processes are designed to bring the most material risks facing the Company and the Bank to the attention of the Board of Directors in order to enable the Board to understand and evaluate how those risks may affect the financial condition and future prospects of the Company and the Bank and how such risks are best addressed.

The Board performs its risk oversight function in several ways, including establishing and maintaining policies designed to address and mitigate material risks (including policies relating to credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money Laundering compliance); monitoring and addressing various risks brought to the Board's attention through regular reporting by senior management, internal and external auditors, and regulatory examiners; and reviewing and discussing the performance of senior management on an annual basis. In addition, certain committees of the Board (including those described below) have responsibility for overseeing the management of certain specific risks facing the Company and the Bank.

5

Board Committees

Audit Committee. The Board of Directors of the Company has a standing audit committee. During 2014, the audit committee met on seven occasions. The primary purpose of this committee is to assist the Board in overseeing (1) the quality and integrity of the Company's accounting, auditing and financial reporting practices, (2) the performance of the Company's internal audit function and independent auditor, and (3) the Company's disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. During 2014, the audit committee consisted of Directors Utter, Corrigan and W. Dickson. The audit committee does not currently have any member that qualifies as an "audit committee financial expert" under SEC rules.

Compensation Committee. The Board of Directors of the Company has a standing compensation committee. During 2014, the compensation committee met on one occasion. This committee reviews and makes recommendations to the Board on executive compensation matters, including any benefits to be paid to the Company's executive officers. Our compensation committee performs an annual review of our executive officers' cash compensation, profit sharing, and stock grants to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable executives at other banks. In January 2014, the compensation committee engaged an independent third party to assist the Company and the Bank in reviewing the Bank's existing management compensation program and, where advisable, developing and implementing improvements to such compensation program for future implementation. As a result of that engagement, the Bank recalibrated compensation ranges to ensure competitive based salaries; confirmed the parameters of the existing all employee profit-sharing plan; redefined the framework of the existing performance evaluation process; and implemented an incentive compensation plan for officer level employees which includes an equity compensation component for executive officers. However, due to regulatory restrictions within the outstanding Consent Order, the Bank may not pay incentive awards to any employees at the present time.

The current members of the compensation committee are Directors Yost, Utter, S. Dickson, and Corrigan. Compensation committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer and our Chief Financial Officer. For compensation decisions relating to executive officers (other than our Chief Executive Officer), the compensation committee typically considers the recommendations of our Chief Executive Officer.

Nominating and Corporate Governance Committee. The Board of Directors of the Company has a standing nominating and corporate governance committee. During 2014, this committee met on one occasion.  This committee is responsible for making recommendations on the qualifications and standards to serve on the Board, identifying Board candidates, and monitoring the Company's corporate governance standards. During 2014, the nominating and corporate governance committee consisted of Directors Utter, S. Dickson, Corrigan and Yost. Additionally, the full Board met as a committee of the whole on several occasions to discuss the addition of an additional director to satisfy a Consent Order requirement.

In considering candidates for directors, the committee considers certain attributes such as the experience, skills, expertise, and diversity of the prospective candidates. While the Board does not have a formal policy regarding the consideration of nominee diversity, the nominating and corporate governance committee considers diversity (including diversity in experience, education, and general background characteristics), as appropriate, in its identification and assessment of director candidates.

Shareholder Nominations for Board

The Articles of Incorporation of the Company contain certain procedural requirements applicable to shareholder nominations of directors. In general, shareholders may nominate a person to serve as a director if the shareholder provides written notice to the Company not later than 30 days prior to the date of the Annual Meeting or within 7 days after the date the Company mails, or otherwise provides notice of the date of such Annual Meeting, if such notice is given less than 40 days prior to the date of the Annual Meeting. The notice must include (1) the name and address of the shareholder who intends to make the nomination and of the person or persons nominated, (2) a representation that the shareholder is a current record holder and will continue to hold those shares through the date of the meeting and intends to appear in person or by proxy at the meeting, (3) a description of all arrangements between the shareholder and each nominee, (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulation 14A of the Securities Exchange Act of 1934 had the nominee been nominated by the Board of Directors, and (5) the consent of each nominee to serve as director.

The nominating and corporate governance committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates. However, the committee may use the services of such a firm in the future if it deems necessary or appropriate. The committee considers director candidates recommended by shareholders and generally evaluates any such shareholder-recommended nominees using the same standards used by the committee in evaluating other candidates. The committee has not received any recommended nominations from any shareholders in connection with the 2015 Annual Meeting.

6

Shareholder Communications with the Board

The Board of Directors has implemented a process by which a shareholder may send written communications to the Board's attention. Any shareholder desiring to communicate with the Board or one or more of the directors may send a letter addressed to the Company's Secretary at 101 East Grand River, Howell, Michigan 48843. The Secretary has been directed to promptly forward all communications to the full Board or the specific director indicated in the letter.

7

PROPOSAL FOR ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Relatively recent changes to federal law require that our shareholders be given the opportunity to express their approval of the compensation of our executives, as disclosed in this proxy statement. This shareholder vote is not binding on our Board or the Company and may not be construed as overruling any decision made by our Board or the Company. However, the compensation committee of our Board will take the outcome of this vote into consideration when making future executive compensation decisions.

Therefore, at the Annual Meeting of Shareholders, our shareholders will be given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of our executives. This vote proposal is commonly known as a "say-on-pay" proposal and gives our shareholders the opportunity to endorse or not endorse our executive pay program.  The compensation paid to our executives is disclosed under "Executive Compensation" below.

The shareholders will be asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of FNBH Bancorp, Inc. approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Company's proxy statement for its 2015 Annual Meeting of Shareholders.

This is an advisory vote only and neither the Company nor its Board of Directors will be bound to take action based upon the outcome of this vote. The compensation committee of our Board will consider the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote FOR this proposal to approve the resolution approving the compensation of our executives on an advisory basis.

8

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2014.

We have discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Philip C. Utter Timothy H. Corrigan William R. Dickson

DISCLOSURE OF FEES PAID TO
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following sets forth the fees billed to the Company for the fiscal years ended December 31, 2014 and December 31, 2013 by BDO USA, LLP, the Company's principal accounting firm:

	2014	2013

BDO USA, LLP
Audit Fees	$174,066	$184,027
Audit Related	13,010	-
Tax Fees (1)	17,197	25,750
Other	-	-
Total	$204,273	$209,777

(1)	Consists primarily of tax consulting and tax return preparation.

The audit committee has established a pre-approval policy for audit, audit related, and tax services that can be performed by the Company's independent registered public accounting firm. Under this pre-approval policy, the audit committee is required to approve, in advance of the services being rendered, any audit, audit related or tax services to be provided by the Company's then independent registered public accounting firm. Subject to certain limitations, the authority to grant pre-approvals may be delegated to one or more members of the audit committee. All fees paid to BDO USA, LLP for services performed in 2014 and 2013 were approved pursuant to such pre-approval policy.

9

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation earned by the Company's Chief Executive Officer (CEO), Senior Vice President (SVP) and Senior Lender, and Senior Vice President (SVP) and Chief Credit Officer (our "Named Executive Officers") for the year ended December 31, 2014.

Name & Principal Position	Year	Salary	Bonus (3)	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation (1)	Total
		($)	($)	($)	($)	($)	($)
Ronald L. Long	2014	256,054	53,880	—	—	16,200	326,134
President & CEO	2013	256,500	—	—	—	9,725	266,225
	2012	256,500	—	—	—	8,400	264,900

Gerald L. Moyer	2014	133,733	37,000	—	—	4,010	171,743
SVP & Senior Lender	2013	123,500	—	—	—	3,705	127,205
	2012	123,500	—	—	—	—	123,500

Daniel Wollschlager	2014	150,000	24,555	—	—	4,500	179,055
SVP & Chief Credit Officer (2)	2013	150,000	—	—	—	4,500	154,500
	2012	150,000	—	—	—	—	150,000

(1)	Amounts in this column represent 401(k) matching contributions made by the Company to the Named Executive Officers' account for 2013. In addition, the amounts for Mr. Long include $8,400 per year as a car allowance.
(2)	Mr. Wollschlager is retiring from the Bank effective May 4, 2015.
(3)	The numbers in this column include bonuses awarded to the officers during 2014 for past performance related to recapitalization of the Company; however, while these bonuses have been accrued, they have not been paid because of restrictions imposed by the Consent Order to which the Bank is subject. These bonuses cannot be paid until the Bank is permitted to do so pursuant to the terms of the Consent Order and/or any other regulatory enforcement action that may be entered against the Bank.

All of our Named Executive Officers are at-will employees. The compensation of our Named Executive Officers is determined on an annual basis by the Board of Directors of the Bank, taking into consideration recommendations made by the Compensation Committee of the Board of Directors of the Company.

Outstanding Equity Awards at Fiscal Year-End

None of our Named Executive Officers held any outstanding equity awards as of December 31, 2014.

Retirement Plans

Other than the Bank's standard 401(k) plan, neither the Company nor the Bank maintains any retirement or other plan providing for retirement benefits for any of our Named Executive Officers. For 2014, matching contributions were made to the 401(k) accounts of the Named Executive Officers in the amounts set forth in the table above.

DIRECTOR COMPENSATION

In light of the financial condition of the Company and the Bank and the regulatory actions that have been taken against the Bank, no fees or other compensation was paid to directors of the Company or the Bank for their service in 2014. Neither the Company nor the Bank is currently paying any director compensation.

10

RELATED PARTY TRANSACTIONS

Certain directors and officers of the Company have had, and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations or members of partnerships which have had, and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons not related to the lender, and these transactions do not involve more than the normal risk of collectability or present other unfavorable features. All such future related party transactions will be made in the ordinary course of business, on terms no less favorable to the Company or the Bank than with persons not related to the lender. Loans with related parties are subject to approval by a majority of the Company's independent, outside, disinterested directors. The Company applied this policy regarding related party transactions to all of the transactions described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than 10% of its common stock, are required to report initial statements of ownership of the Company's securities and changes in such ownership to the Securities and Exchange Commission. To our knowledge, and based solely upon our review of all required reports furnished to us, all reports required to be filed in 2014 were timely filed.

11

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of April 14, 2015, as to the common stock of the Company owned beneficially by each director, each Named Executive Officer, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent of Class

Ronald L. Long	CEO & President, Director	144,651		*
Gerald L. Moyer	SVP & Senior Lender	35,714		*
Daniel Wollschlager (2)	SVP & Chief Credit Officer	142,857		*
Stanley B. Dickson, Jr.	Director	10,771,429		38.79%
Philip C. Utter	Director	485,357	(3)	1.75%
R. Michael Yost	Director	100,380	(4)	*
Timothy H. Corrigan	Director	720,383		2.59%
William R. Dickson	Director	41,953		*
All Executive Officers and Directors as a Group (9 Persons) (5)		12,442,724		44.81%

*Represents less than 1%.

(1)	This information is based upon the Company's records as of the record date, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or shared voting and investment power with their respective spouses, with respect to all shares beneficially owned.
(2)	Mr. Wollschlager is retiring effective May 4, 2015.
(3)	Excludes 286 shares owned by spouse and 2,340 shares held by daughter.
(4)	Includes 100,372 shares of common stock and 8 shares held jointly with child.
(5)	Includes the Company's Chief Financial Officer, who is not one of the Named Executive Officers.

The following table sets forth certain information as of April 14, 2015, as to any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Stanley B. Dickson Jr.
15621 Windmill Pointe Drive
Grosse Pointe Park, MI 48230	10,771,429	38.79%

Robert A. Clemente, Trustee of the
Richard K. Thompson Irrevocable Trust 1994,
dated January 1, 2004
401 S. Old Woodward, Suite 410
Birmingham, MI 48009	2,471,428	8.90%

Steven A. Dickson
17838 Camino De La Mitra
Rancho Santa Fe, CA 92067	1,866,071	6.72%

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SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at our 2016 Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 of the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials relating to our 2016 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us at our principal executive offices at 101 East Grand River, Howell, Michigan, 48843, no later than December 23, 2015.

Under our Bylaws, no business may be brought before an annual shareholder meeting unless it is specified in the notice of the meeting and included in the Company's proxy materials, or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to us (containing certain information specified in the Bylaws about the shareholder and the proposed action) not less than 60 nor more than 90 days prior to the date of the first anniversary of the preceding year's annual meeting of shareholders. If the date of the 2016 Annual Meeting of Shareholders is changed by more than 20 days from the date of the first anniversary of the 2015 Annual Meeting, then notice must be received within 10 days after the date we mail or otherwise give notice of the date of the 2016 Annual Meeting of Shareholders.

As of April 14, 2015, no proposals from any shareholder to be presented at the 2015 Annual Meeting of Shareholders have been received by us.

OTHER BUSINESS

The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth in this Proxy Statement. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. In addition to solicitation by mail, officers and other employees of the Company and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

The Annual Report of the Company for 2014 on Form 10-K is included with this Proxy Statement. Copies of the reports will also be available for all shareholders attending the Annual Meeting.

Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

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INCORPORATION BY REFERENCE

The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this Proxy Statement.

You should have received a copy of our Annual Report on Form 10-K with this Proxy Statement. This Annual Report on Form 10-K is also available at www.astproxyportal.com/ast/17271 or under the "Investor Relations" tab of our website at www.fnbh.com.

The following portions of that Annual Report on Form 10-K are incorporated in this Proxy Statement by reference:

•	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations;
•	Item 7A: Quantitative and Qualitative Disclosures About Market Risk;
•	Item 8: Financial Statements and Supplementary Data; and
•	Item 9: Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

If you would like another copy of the Annual Report on Form 10-K, you may obtain a copy, at no cost to you, by writing or calling us at the following address or telephone number:

FNBH Bancorp, Inc.

101 East Grand River

Howell, Michigan 48843

(517) 546-3150

MISCELLANEOUS

We will initially solicit proxies by mail. In addition, directors, officers, and employees of the Company and the Bank may solicit proxies by telephone or facsimile or in person without additional compensation. Proxies may be solicited by nominees and other fiduciaries that may mail materials to or otherwise communicate with the beneficial owners of shares held by them. The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees, or other nominees for forwarding proxy material to beneficial owners.

As part of our efforts to cut unnecessary expenses and conserve the environment, the Company provides Internet access to quarterly announcements and may elect to discontinue mailing paper reports in the future. This would reduce postage and printing expenses and paper waste. Information regarding current and future reports is available at www.fnbh.com/investor_relations.php. If you are unable to access this information on the Internet or desire to request a printed copy of any of this information, requests may be made in writing to the attention of the Corporate Secretary at FNBH Bancorp, Inc., P. O. Box 800, 101 East Grand River, Howell, MI 48844-0800 or by calling in your request to the Executive Office at 517-545-2201.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maribeth Campbell

Maribeth Campbell
Secretary

April 28, 2015

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FORM OF PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF

FNBH BANCORP, INC.

May 28, 2015
10:00 A.M.
101 East Grand River
3rd Floor Community Room
Howell, MI 48843

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER ________________

ACCOUNT NUMBER ________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2015

The accompanying Proxy Statement and the 2014 Annual Report on Form 10-K are available at
http://www.astproxyportal.com/ast/17271 and
under the "Investor Relations" tab on our website ( www.fnbh.com ).

Whether or not you return a proxy card, you are invited to attend the Annual Meeting in person. If you need directions to the location of the meeting or additional information about attending the meeting and voting in person, please contact

Maribeth Campbell at (517) 540-6346 or mcampbell@fnbh.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES IN

PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	ELECTION of two directors for terms expiring in 2018.

O Ronald L. Long

O Stanley B. Dickson, Jr.

ELECTION of one director for a term expiring in 2016.

O William R. Dickson

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

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☐	FOR ALL EXCEPT (See instructions below.)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here.

2.	To adopt the advisory (non-binding) shareholder resolution to approve the compensation of the Company's named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method ☐

Signature of Shareholder ____________________________________________ Date _________________
Signature of Shareholder ____________________________________________ Date _________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FNBH BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) R. Michael Yost and Timothy H. Corrigan and each of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of voting stock of FNBH Bancorp, Inc. held of record by the undersigned on April 14, 2015, at the Annual Meeting of Shareholders to be held on May 28, 2015, or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. If this Proxy is properly executed, the shares will be voted as specified. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of the nominees listed for director and FOR the proposal to approve the compensation of our executives (on an advisory basis). The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may come before the meeting. The proxies cannot vote your shares unless you sign and return this card.

(Continued and to be signed on the reverse side)

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